UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2016

SPX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	38-1016240 (IRS Employer Identification No.)

13320-A Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On November 3, 2016, SPX Corporation (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.
The press release incorporated by reference into this Item 2.02 contains disclosure regarding Core revenue and Core segment income (loss), defined as consolidated revenue and total segment income (loss) for the Company excluding the results of the South African projects. The Company’s South African projects have a finite life and, thus, are expected to have a diminishing impact on the Company’s operating results over the long-term. The Company’s management believes it is useful to disclose consolidated revenue and total segment income (loss) without the results of its South African projects to provide investors with metrics that the Company’s management uses to measure the overall performance of its businesses. Core revenue and Core segment income (loss) do not provide investors with an accurate measure of, and should not be used as substitutes for, the Company’s consolidated revenue, total operating income (loss), and total segment income (loss), as determined in accordance with accounting principles generally accepted in the United States (“GAAP”), and may not be comparable to similarly titled measures reported by other companies.
The press release incorporated by reference into this Item 2.02 also contains disclosure regarding Base Power revenue and Base Power income (loss), defined as revenue and segment income (loss) for the Company’s Power reportable segment excluding the results of the South African projects. The Company’s South African projects have a finite life and, thus, are expected to have a diminishing impact on the Company’s Power reportable segment operating results over the long-term. The Company’s management believes it is useful to disclose revenues and income (loss) for the Company’s Power reportable segment without the results of its South African projects to provide investors with metrics that the Company’s management uses to measure performance of the Power reportable segment. Base Power revenue and Base Power income (loss) do not provide investors with an accurate measure of, and should not be used as substitutes for, revenue and segment income (loss) of the Company’s Power reportable segment.
The press release incorporated by reference into this Item 2.02 also contains disclosure regarding adjusted operating income (loss) and adjusted earnings (loss) per share, defined as operating income (loss) and diluted net income (loss) per share from continuing operations excluding the following items: (a) results of the South African projects, (b) non-service pension and postretirement expense (income), (c) certain corporate expenses related to the spin-off of SPX FLOW, Inc., (d) gain (loss) related to acquisitions/divestitures, and (e) non-cash intangible impairment charges, as applicable, (f) non-cash charges associated with early extinguishment of debt and (g) the income tax impact of items (a) through (f). In addition to the Company’s South African projects, the Company’s management views the impact related to each of the other items as not indicative of the Company’s ongoing performance. The Company believes that inclusion of only the service cost and prior service cost components of pension and postretirement expense better reflects the ongoing costs of providing pension and postretirement benefits to its employees. Other components of GAAP pension and postretirement expense (income) are mainly driven by market performance, and the Company manages these separately from the operational performance of its business. The Company believes adjusted operating income (loss) and adjusted earnings (loss) per share, when read in conjunction with operating income (loss) and diluted net income (loss) per share from continuing operations, gives investors a useful tool to assess and understand the Company’s overall financial performance, because they exclude items of income or expense that the Company believes are not reflective of its ongoing operating performance, allowing for a better period-to-period comparison of operations of the Company. Additionally, the Company’s management uses adjusted operating income (loss) and adjusted earnings (loss) per share as measures of the Company’s performance. The adjusted operating income (loss) and adjusted earnings (loss) per share measures do not provide investors with an accurate measure of the actual operating income (loss) and diluted net income (loss) per share from continuing operations reported by the Company and should not be considered as substitutes for operating income (loss) and diluted net income (loss) per share from continuing operations, as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.
The press release incorporated by reference into this Item 2.02 also contains disclosure regarding organic revenue growth (decline) and Base Power organic revenue growth (decline), defined as revenue growth (decline)

excluding the effects of foreign currency fluctuations and acquisitions/divestitures, as applicable. The Company’s management believes that organic revenue growth (decline) is a useful financial measure for investors in evaluating operating performance for the periods presented, because excluding the effect of currency fluctuations and acquisitions/divestitures, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period. In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business. This metric, however, should not be considered a substitute for revenue growth (decline), as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.
The press release incorporated by reference into this Item 2.02 also contains disclosure regarding free cash flow from (used in) continuing operations, defined as net cash from (used in) continuing operations less capital expenditures of continuing operations. The Company’s management believes that free cash flow from (used in) continuing operations is a useful financial measure for investors in evaluating the cash flow performance of multi-industrial companies, since it provides insight into the cash flow available to fund such things as mandatory and discretionary debt reduction, equity repurchases, and acquisitions or other strategic investments. Free cash flow from (used in) continuing operations is not a measure of financial performance under GAAP. This measure should not be considered a substitute for net cash flow from (used in) continuing operations, as determined in accordance with GAAP, but rather should be used in combination with cash flows from (used in) operating activities. as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.
Refer to the tables included in the press release for the components of each of the Company’s non-GAAP numbers referred to above, and for the reconciliations of these numbers to their respective comparable GAAP measures.
The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release issued November 3, 2016, furnished solely pursuant to Item 2.02 of Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: November 3, 2016	By:	/s/ Scott W. Sproule
Scott W. Sproule
Vice President, Chief Financial Officer and
Treasurer

S-1

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued November 3, 2016, furnished solely pursuant to Item 2.02 of Form 8-K